                                                                    EXHIBIT 99.5


                       PIONEER NATURAL RESOURCES USA, INC.
                            5205 NORTH O'CONNOR BLVD.
                                   SUITE 1400
                               IRVING, TEXAS 75039



                  PROXY FOR SPECIAL MEETING OF LIMITED PARTNERS
               OF EACH OF 46 PARKER & PARSLEY LIMITED PARTNERSHIPS
                              TO BE HELD ON , 2001


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PIONEER NATURAL RESOURCES USA, INC., AS SOLE OR MANAGING GENERAL PARTNER TO THE 46 PARKER & PARSLEY LIMITED PARTNERSHIPS LISTED IN THE PROXY STATEMENT/PROSPECTUS DATED
           , 2001. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 and 4.

     The undersigned hereby appoints Mark L. Withrow and Timothy L. Dove, and either of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the special
meetings of limited partners to be held on         , 2001 at 10:00 a.m. at the
Dallas Marriott Las Colinas Hotel, Irving, Texas 75039, on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of the proxy statement/prospectus dated , 2001 is acknowledged.


     The table below sets forth the merger value attributable to you as a limited partner for each partnership in which you hold a partnership interest and the estimated number of shares of Pioneer Parent common stock that will be paid to you as a limited partner for the purchase of your partnership interests. The merger value will not be changed. For purposes of illustration in this proxy card, Pioneer USA has calculated the estimated number of shares offered based on an assumed average closing price of $18.00 per share of Pioneer Parent common stock. The actual number of shares of Pioneer Parent common stock offered will be calculated by dividing the merger value assigned to a partnership by the average closing price of the Pioneer Parent common stock, as reported by the New York Stock Exchange, for the ten trading days ending three business days before the initial date of the special meeting for the partnership. The estimated number of shares also reflects, and the actual number of shares will reflect, rounding of any fractional shares of Pioneer Parent common stock up to the nearest whole share.



----------------------------------------------------------------------------------------------
                                                    MERGER VALUE ATTRIBUTABLE TO YOU
                                         -----------------------------------------------------
                                                                   ESTIMATED NUMBER OF SHARES
                                                                    OF PIONEER PARENT COMMON
            PARTNERSHIP NAME                   MERGER VALUE              STOCK OFFERED*
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
     TOTAL LIMITED PARTNER VALUE
----------------------------------------------------------------------------------------------



* For purposes of illustration in this proxy card, Pioneer USA has calculated the estimated number of shares offered based on an assumed average closing price of $18.00 per share of Pioneer Parent common stock. You may call D.F. King & Co., Inc. after _________ ___, 2001 at 1-800-XXX-XXXX, to learn the final number of shares you will receive.





             FOR FURTHER INFORMATION CONTACT THE INFORMATION AGENT:
                             D.F. KING & CO., INC.
                    Telephone within the U.S. (XXX) XXX-XXXX
            Telephone outside the U.S. (XXX) XXX-XXXX (call collect)
                            Facsimile (XXX) XXX-XXXX



                 (Continued and to be signed on the other side)


                              Proxy Card - Page 1

     ITEM 1. Proposal to approve the Agreement and Plan of Merger dated as of , 2001, among Pioneer Natural Resources Company, Pioneer Natural
Resources USA, Inc. and each of the partnerships.

---------------------------- ------------------------------------------------------------------------------
     PARTNERSHIP NAME                                            VOTE
---------------------------- ------------------------------------------------------------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------

     ITEM 2. Proposal to amend the partnership agreement of each partnership in which the undersigned holds an interest to permit the partnership's merger with and into Pioneer Natural Resources USA, Inc.

---------------------------- ------------------------------------------------------------------------------
     PARTNERSHIP NAME                                            VOTE
---------------------------- ------------------------------------------------------------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------


[LIMITED PARTNER NAME]
[LIMITED PARTNER ADDRESS]
[LIMITED PARTNER ADDRESS]


     ITEM 3. Proposal (1) to approve the opinion issued to Pioneer USA by on behalf of the limited partners that (a) neither the grant nor the exercise of the right to approve the merger of the partnership by its limited partners will adversely affect the federal income tax classification of the partnership or any of its limited partners and (b) neither the grant nor exercise of such right will result in the loss of any limited partner's limited liability and (2) to approve the selection of as special legal counsel for the limited partners to render such legal opinion.

---------------------------- ------------------------------------------------------------------------------
     PARTNERSHIP NAME                                            VOTE
---------------------------- ------------------------------------------------------------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------


     ITEM 4. Proposal to allow Pioneer USA to use its discretionary voting authority to postpone or adjourn the special meeting of the limited partners for the purpose of soliciting additional proxies.



---------------------------- ------------------------------------------------------------------------------
     PARTNERSHIP NAME                                            VOTE
---------------------------- ------------------------------------------------------------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------
                                     FOR [ ]                 AGAINST [ ]                ABSTAIN [ ]
---------------------------- ------------------------- ------------------------- --------------------------



     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PIONEER NATURAL RESOURCES USA, INC., AS SOLE OR MANAGING GENERAL PARTNER TO THE 46 PARKER & PARSLEY LIMITED PARTNERSHIPS LISTED IN THE PROXY STATEMENT/PROSPECTUS DATED
         , 2001. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned. IN THE ABSENCE OF SUCH DIRECTION, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ABOVE.

     You are requested to sign, vote and date below and return this proxy card promptly by mail in the enclosed envelope, telegraph, telex, or facsimile at , even if you expect to be present at the special meetings. TO BE VALID, THIS PROXY MUST BE SIGNED.




Date:                                       Signature:
     --------------------------                       --------------------------


                                            Signature:
                                                      --------------------------
                                                           (if held jointly)





NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


                              Proxy Card - Page 2